PROMISSORY NOTE - JEEP EAGLE

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AMOUNT              CITY                       STATE               DATE

$2,000,000.00       Cornelius                  North Carolina      May 15, 1996
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ON DEMAND, FOR VALUE RECEIVED, the undersigned promise(s) to pay to the order of
CHRYSLER FINANCIAL CORPORATION, a Michigan Corporation, at its office at 8801 J.M. Keynes Dr., Charlotte, NC 28262 or at such other place as the holder hereof may direct in writing, the sum of Two Million Dollars ($2,000,000.00), in lawful money of the United States of America, together with interest thereon from the date hereof until paid at the rate or rates established from time to time, pursuant to paragraph 2.0 of that certain Security Agreement and Master Credit Agreement dated May 15, (yr.) 96, between the undersigned and Chrysler Financial Corporation, which interest shall be payable monthly in like lawful money, provided, however, that the rate of interest payable hereunder shall not exceed the maximum rate of interest permitted by applicable law.

The undersigned agrees to pay reasonable attorneys fees if this note is placed in the hands of an attorney for collection.

The makers, sureties, guarantors and endorsers hereof severally waive presentment for payment, protest and notice of protest and non-payment of this note, and consents to any extension, renewal or postponement of the time of payment of this note, without notice, at the option of the holder.

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DEALER                             BY                             ITS

Lake Norman Chrysler               /s/ Phil M. Gandy, Jr.         Member
Plymouth Jeep Eagle, LLC           Phil M. Gandy, Jr.
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